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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        November 22, 2002
                                                --------------------------------


                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      001-09186                 23-2416878
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


3103 Philmont Avenue, Huntingdon Valley, Pennsylvania               19006
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code   (215) 938-8000
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      The following Exhibits are filed as part of this Current Report on Form
8-K:

      Exhibit
      No.               Item
      --------          ----

      99.1* Press release dated November 22, 2002 announcing the redemption of 8 3/4% Senior Subordinated Notes due 2006



      * Filed electronically herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TOLL BROTHERS, INC.
Date: November 22, 2002
                                             By: /s/ Joseph R. Sicree
                                                 -------------------------------
                                                 Joseph R. Sicree
                                                 Vice President,
                                                 Chief Financial Officer















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                                  EXHIBIT INDEX
                                  -------------


     The following Exhibits are filed as part of this Current Report on Form
8-K:

     Exhibit
     No.           Item
     -------       ----

     99.1* Press release dated November 22, 2002 announcing the redemption of 8 3/4% Senior Subordinated Notes due 2006



     * Filed electronically herewith.











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